UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 4, 2023

BGC Group, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	001-35591	86-3748217
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

499 Park Avenue, New York, NY 10022

(Address of principal executive offices)

Registrant’s telephone number, including area code: (212) 610-2200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.01 par value	BGC	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

The information required by this Item 1.01 is set forth under Item 8.01 below and is hereby incorporated by reference in response to this Item.

Item 1.02.	Termination of a Material Definitive Agreement.

The information required by this Item 1.02 is set forth under Item 8.01 below and is hereby incorporated by reference in response to this Item.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

The information required by this Item 2.03 is set forth under Item 8.01 below and is hereby incorporated by reference in response to this Item.

Item 3.03.	Material Modification to the Rights of Security Holders.

The information required by this Item 3.03 is set forth under Item 8.01 below and is hereby incorporated by reference in response to this Item.

Item 8.01.	Other Events.

Exchange Offers and Consent Solicitations

On October 4, 2023 at 5:00 p.m., New York City time (the “Expiration Date”), BGC Group, Inc. (“BGC Group”) completed (a) its previously announced offers to exchange (the “exchange offers”) the 3.750% Senior Notes due 2024 (the “Old 2024 Notes”), 4.375% Senior Notes due 2025 (the “Old 2025 Notes”) and 8.000% Senior Notes due 2028 (the “Old 2028 Notes,” and together with the Old 2024 Notes and the Old 2025 Notes, the “Old Notes”) issued by BGC Partners, Inc., BGC Group’s wholly owned subsidiary (“BGC Partners”), for new notes to be issued by BGC Group with the same respective interest rates and maturity dates (the “New Notes”) and cash, (b) the solicitation of consents from holders of the Old Notes to eliminate certain affirmative and restrictive covenants and events of default in the indenture between BGC Partners and Computershare Trust Company, National Association, as successor to Wells Fargo Bank, National Association, as trustee (the “Old Base Indenture”) and in the supplemental indentures thereto governing the various series of the Old Notes (collectively, the “proposed indenture amendments”) and (c) the solicitation of consents from holders of BGC Partners’ outstanding 8.000% Senior Notes due 2028 to amend the Registration Rights Agreement, dated May 25, 2023, by and among BGC Partners and Goldman Sachs & Co. LLC, BofA Securities, Inc., Cantor Fitzgerald & Co., PNC Capital Markets LLC, Regions Securities LLC and Wells Fargo Securities, LLC (the “Old 2028 Notes Registration Rights Agreement”) to terminate such agreement.

As of the Expiration Date, the aggregate principal amounts of each series of Old Notes set forth in the table below were validly tendered, not validly withdrawn, and accepted for exchange by BGC Group and subsequently cancelled:

Title of Series of Old Notes	Aggregate Principal Amount Tendered and Cancelled	Percentage Tendered and Cancelled
3.750% Senior Notes due 2024	$300,000,000	85.18%
4.375% Senior Notes due 2025	$300,000,000	96.05%
8.000% Senior Notes due 2028	$350,000,000	99.21%

Following such cancellation, $44,474,000 aggregate principal amount of the Old 2024 Notes, $11,847,000 aggregate principal amount of the Old 2025 Notes, and $$2,773,000 aggregate principal amount of the Old 2028 Notes remained outstanding.

In connection with the settlement of the exchange offers, BGC Group issued $255,526,000 aggregate principal amount of its 3.750% Senior Notes due 2024 (the “New 2024 Notes”), $288,153,000 aggregate principal amount of its 4.375% Senior Notes due 2025 (the “New 2025 Notes”), and $347,227,000 aggregate principal amount of its 8.000% Senior Notes due 2028 (the “New 2028 Notes”) to holders of the applicable series of Old Notes who validly tendered and did not validly withdraw such Old Notes. The New Notes were issued under an Indenture, dated as of October 6, 2023 (the “New Base Indenture”), as supplemented by a First Supplemental Indenture pursuant to which the New 2024 Notes were issued (the “First New Supplemental Indenture”), a Second Supplemental Indenture pursuant to which the New 2025 Notes were issued (the “Second New Supplemental Indenture”), and a Third Supplemental Indenture pursuant to which the New 2028 Notes were issued (the “Third New Supplemental Indenture”), each between BGC Group and UMB Bank, N.A., as trustee, and each dated October 6, 2023.

As previously disclosed, on September 19, 2023, BGC Partners and the relevant counterparties executed (i) the Fourth Supplemental Indenture to the Old Base Indenture to implement the proposed indenture amendments (the “Fourth Old Supplemental Indenture”) and (ii) a written acknowledgement of the amendment to the Old 2028 Notes Registration Rights Agreement to terminate such agreement and BGC Partners’ obligation to register the exchange of the Old 2028 Notes for a new issue of substantially identical notes under the Securities Act of 1933, as amended (the “Securities Act”), both of which became effective on October 6, 2023.

The exchange offers and consent solicitations were made pursuant to the terms and conditions set forth in BGC Group’s registration statement on Form S-4 (No. 333-274356), filed with the Securities and Exchange Commission (the “SEC”) on September 6, 2023, as amended by Amendment No. 1 to thereto, filed by BGC Group with the SEC on September 20, 2023, which became effective on September 22, 2023 (the “Registration Statement”), and the final prospectus, filed by BGC Group with the SEC on September 22, 2023 (the “Prospectus”). The issuance of the New Notes was registered under the Securities Act pursuant to the Registration Statement. The terms of the New Notes are further described in the Prospectus.

The foregoing summaries of the Fourth Old Supplemental Indenture, the New Base Indenture, the First New Supplemental Indenture, the Second New Supplemental Indenture and the Third New Supplemental Indenture do not purport to be complete and are qualified in their entirety by reference to the complete terms of those documents, copies of which are filed as Exhibit 4.1, Exhibit 4.2, Exhibit 4.3, Exhibit 4.4, and Exhibit 4.5, respectively, to this report and are incorporated by reference herein.

On October 5, 2023, BGC Group issued a press release announcing the final results of the exchange offers and consent solicitations. A copy of that press release is attached as Exhibit 99.1 to this report and is incorporated by reference herein.

Assumption of Credit Agreements

On October 6, 2023, prior to the effectiveness of the BofA Credit Agreement Assignment (as defined below), BGC Partners, Bank of America, N.A. (“Bank of America”), as administrative agent, and the financial institutions party thereto as lenders, entered into a First Amendment to Amended and Restated Credit Agreement (the “First Amendment”) with respect to the Amended and Restated Credit Agreement, dated as of March 10, 2022 (the “Amended and Restated BofA Credit Agreement” and, as amended by the

First Amendment, the “BofA Credit Agreement”), among BGC Partners, as borrower, the guarantors from time to time party thereto, the lenders from time to time party thereto, and Bank of America, as administrative agent and L/C issuer. The First Amendment amends the restrictive covenant which limits the amount of indebtedness that may be incurred by subsidiaries of the Borrower (as defined therein) in the Amended and Restated BofA Credit Agreement to clarify that any Old Notes outstanding after assumption of the BofA Credit Agreement by BGC Partners’ corporate parent shall not be counted for purposes of determining compliance with such covenant.

BGC Partners and BGC Group also entered into an Assignment and Assumption Agreement for the benefit of Bank of America, as administrative agent and L/C issuer, and the lenders (the “BofA Credit Agreement Assignment”) with respect to the BofA Credit Agreement. Pursuant to the BofA Credit Agreement Assignment, BGC Group has assumed all of the rights and obligations of BGC Partners under the BofA Credit Agreement and has become the borrower thereunder. The other terms of the BofA Credit Agreement remain substantially the same.

Additionally, on October 6, 2023, BGC Partners, BGC Group and Cantor Fitzgerald, L.P. (“Cantor”) entered into an Assignment and Assumption Agreement (the “Cantor Credit Agreement Assignment”) with respect to the Credit Agreement, dated as of March 19, 2018 (as amended on August 6, 2018, the “Cantor Credit Agreement”) by and between BGC Partners and Cantor. Pursuant to the Cantor Credit Agreement Assignment, BGC Group has assumed all of the rights and obligations of BGC Partners under the Cantor Credit Agreement. The other terms of the Cantor Credit Agreement remain substantially the same.

The foregoing summaries of the First Amendment, the BofA Credit Agreement Assignment and the Cantor Credit Agreement Assignment do not purport to be complete and are qualified in their entirety by reference to the complete terms of those documents, copies of which are filed as Exhibit 10.1, Exhibit 10.2 and Exhibit 10.3, respectively, to this report and are incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

The exhibit index set forth below is incorporated by reference in response to this Item 9.01.

EXHIBIT INDEX

Exhibit Number	Description

4.1	Fourth Supplemental Indenture, dated as of September 19, 2023, between BGC Partners, Inc. and Computershare Trust Company, National Association, as successor to Wells Fargo Bank, National Association, as trustee (incorporated by reference to Exhibit 4.8 of Amendment No. 1 to BGC Group, Inc.’s Registration Statement on Form S-4 filed with the SEC on September 20, 2023)

4.2	Indenture, dated as of October 6, 2023, between BGC Group, Inc. and UMB Bank, N.A., as trustee

4.3	First Supplemental Indenture, dated as of October 6, 2023, between BGC Group, Inc. and UMB Bank, N.A., as trustee

4.4	Second Supplemental Indenture, dated as of October 6, 2023, between BGC Group, Inc. and UMB Bank, N.A., as trustee

4.5	Third Supplemental Indenture, dated as of October 6, 2023, between BGC Group, Inc. and UMB Bank, N.A., as trustee

4.6	Form of BGC Group, Inc.’s 3.750% Senior Notes due 2024 (included in Exhibit 4.3)

4.7	Form of BGC Group, Inc.’s 4.375% Senior Notes due 2025 (included in Exhibit 4.4)

4.8	Form of BGC Group, Inc.’s 8.000% Senior Notes due 2028 (included in Exhibit 4.5)

10.1	First Amendment to Amended and Restated Credit Agreement, dated as of October 6, 2023, to the Amended and Restated Credit Agreement, dated as of March 10, 2022, by and among BGC Partners, Inc., as the Borrower, certain subsidiaries of the Borrower, as Guarantors, the several financial institutions from time to time as parties thereto, as Lenders, and Bank of America, N.A., as Administrative Agent

10.2	Assignment and Assumption Agreement, dated as of October 6, 2023, by and between BGC Group, Inc., as the New Borrower, and BGC Partners, Inc., as the Current Borrower, relating to the Amended and Restated Credit Agreement, dated as of March 10, 2022, by and among BGC Partners, Inc., as the Borrower, certain subsidiaries of the Borrower, as Guarantors, the several financial institutions from time to time as parties thereto, as Lenders, and Bank of America, N.A., as Administrative Agent and L/C Issuer

10.3	Assignment and Assumption Agreement, dated as of October 6, 2023, by and between BGC Group, Inc., BGC Partners, Inc., and Cantor Fitzgerald, L.P., relating to the Credit Agreement, dated as of March 19, 2018, as amended as of August 6, 2018, by and between BGC Partners, Inc. and Cantor Fitzgerald, L.P.

99.1	BGC Group, Inc. press release dated October 5, 2023

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

BGC Group, Inc.

Date: October 6, 2023	By:	/s/ Howard W. Lutnick
	Name:	Howard W. Lutnick
	Title:	Chairman of the Board and Chief Executive Officer